Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of The Home Depot, Inc. (the “Company”) on Form 10-K (“Form 10-K”) for the period ended February 3, 2019 as filed with the Securities and Exchange Commission, I, Carol B. Tomé, Chief Financial Officer and Executive Vice President – Corporate Services of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carol B. Tomé
Carol B. Tomé
Chief Financial Officer and
Executive Vice President – Corporate Services
March 28, 2019